Provisions - Summary of Net Defined Benefit Liability and Components (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Disclosure of net defined benefit liability (asset) [abstract]
Beginning balance	$ (2,390)	$ (4,073)	$ (4,010)
Current service cost	(237)	(512)	(602)
Interest cost	(90)	(43)	(26)
Benefit paid		0	0
Actuarial gains and losses	597	2,227	231
Reclassification/CTA	(80)	11	334
Ending balance	$ (2,200)	$ (2,390)	$ (4,073)